================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2006

                            HAMPSHIRE GROUP, LIMITED
             (Exact name of Registrant as specified in its charter)

           Delaware                      000-20201               06-0967107
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

1924 Pearman Dairy Road Anderson, South Carolina               29625
    (Address of principal executive offices)                (Zip code)

                                 (864) 231-1200
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2006, Hampshire Group, Limited (the "Company") paid its interim Chief Executive Officer, Michael S. Culang, a bonus in the amount of $345,500. This consisted of $87,500 for 50% of a guaranteed bonus under the terms of his employment agreement and $258,000, which represents 50% of the total estimated bonus that Mr. Culang is entitled to receive under the Company's Management Incentive Bonus Plan and his employment agreement. Pursuant to the terms of his employment agreement, Mr. Culang previously received $150,000 of his bonus during fiscal year 2006. The total amount of bonus payments paid to date to Mr. Culang related to fiscal year 2006 is $495,500.

In addition, the Company paid its Senior Vice President Global Sourcing, Jeffrey Meier, a bonus in the amount of $97,375. Pursuant to the terms of Mr. Meier's employment agreement, Mr. Meier previously received $25,000 of his bonus during calendar year 2006. The total amount of bonus payments paid to date to Mr. Meier related to fiscal year 2006 was $122,375, which represents 50% of the total estimated bonus that Mr. Meier is entitled to receive under the Company's Management Incentive Bonus Plan.

The Company also paid a discretionary bonus in the amount of $100,000 to Jonathan Norwood, the Company's Chief Financial Officer. This bonus was paid to Mr. Norwood in recognition of the substantial additional duties assumed by Mr. Norwood in connection with the previously announced investigation by the Audit Committee of the Board of Directors. In addition, Mr. Norwood was paid a bonus in the amount of $36,000, which represents 50% of the bonus guaranteed to him under the terms of his employment agreement with the Company for fiscal year 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   HAMPSHIRE GROUP, LIMITED


                                   By: /s/ Heath L. Golden
                                      ------------------------------------------
                                      Name: Heath L. Golden
                                      Title: Vice President and General Counsel


Dated: December 20, 2006